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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 7, 2005


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-26371               13-3787073
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 (Entry into a Material Definitive Agreement), 5.02(d) (Election of new directors)

Appointment of Directors and Committee Members

EasyLink Services Corporation ("EasyLink" or the "Company") today announced that the board of directors of the Company on February 8, 2005 elected Peter J. Holzer and Eric J. Zahler as members of its board of directors. The board of directors of the Company has determined that Mr. Holzer and Mr. Zahler are independent directors as defined in Rule 4200(a)(15) under the rules of the Nasdaq.

There is no arrangement or understanding between Mr. Holzer or Mr. Zahler and any other persons pursuant to which he was selected as a director.

Eric Zahler and John Petrillo will serve on the audit committee of EasyLink's board, together with existing members Dennis Raney and George Knapp. Peter Holzer will serve on the compensation committee of EasyLink's board, together with existing members Robert Casale and George Knapp. Mr. Casale will no longer serve on the audit committee.

There is no transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Holzer or Mr. Zahler had, or will have, a direct or indirect material interest.

In connection with the appointment of Messrs. Holzer and Zahler as directors, on February 8, 2005 the Board of Directors granted each of Mr. Holzer and Mr. Zahler options to purchase 20,000 shares of the Company's Class A common stock, par value $0.01 per share. The exercise price of the options is $1.23 per share, the closing price of the Company's Class A common stock on the Nasdaq stock market on the date of grant. The options vest 25% on the first anniversary of the date of grant and then 1/12th (8.33%) quarterly over the three year period after the first anniversary. If a change of control occurs and Mr. Holzer or Mr. Zahler does not continue to serve as a director of the surviving corporation or its parent entity, then the portion of his options that would have vested in that vesting year (25%) will vest immediately upon the change of control.

As a director of the Company, each of Mr. Holzer and Mr. Zahler has also received a pro rated portion of the director's annual retainer fee in the amount of $3,333 (representing one third of the annual $10,000 fee currently in effect) and is entitled to receive $1,000 for each board meeting that he attends, $750 for each committee meeting that he attends and $500 for each telephonic board or committee meeting in which he participates. If Mr. Holzer or Mr. Zahler serves as the Chair of a committee, he will also be entitled to receive a $3,000 annual fee. The annual retainer fee, committee chair fee and committee meeting fee will increase to $15,000, $5,000 and $1,000, respectively, immediately after the Company's 2005 annual meeting of stockholders. Each director will also be entitled to an annual grant of options to purchase 5,000 shares of the Company's Class A common stock awarded pursuant to the terms of the Company's stock option plans (which will be increased to 10,000 after the Company's 2005 annual meeting of stockholders). See also the disclosure under "Director Compensation" below, which is incorporated herein by reference.

On February 8, 2005, the Company also entered into its standard form of indemnification agreement for directors and officers with each of Mr. Holzer and Mr. Zahler. Under this agreement, the Company has agreed to indemnify Mr. Holzer and Mr. Zahler for expenses, judgments, fines and amounts paid in settlement in connection with third party proceedings and proceedings by or in the right of the Company.

The form of letter delivered to each of Mr. Holzer and Mr. Zahler regarding his appointment and compensation as a director, the Company's form of option agreement governing his options and the Company's form of indemnification agreement for directors and officers entered into with him are attached hereto or incorporated by reference as an exhibit herein as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and these exhibits are incorporated herein by reference. The foregoing summary of the terms of the options granted to, and the indemnification agreement entered into with, each of Mr. Holzer and Mr. Zahler is not complete and is qualified in its entirety by reference to the applicable appointment letter, stock option agreement or indemnification agreement attached hereto or incorporated herein by reference as an exhibit.

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Director Compensation

On February 7, 2005, the Compensation Committee of the Board of Directors revised the compensation package for directors effective immediately after the Company's 2005 annual meeting of stockholders. Under the revised compensation arrangements, each non-management director will be entitled to receive the following fees and other benefits:

               FEE OR BENEFIT                       CURRENT            REVISED

Annual Retainer Fee                                 $10,000            $15,000

Regular Board Meeting Fees (6 at                     $6,000             $6,000
$1,000 per meeting)

Committee Chair Annual Fee                           $3,000             $5,000

Regular Committee Meeting Fees                       $3,000             $4,000
(4 at $750 - increased to $1,000 -
per meeting)

Telephonic Board & Committee                           $500               $500
Meeting Fees (Per Meeting)

Initial Stock Option Grant                          20,000*            30,000*

Annual Stock Option Grant                            5,000*            10,000*

* The exercise price of the options is fixed at the closing price of the Company's Class A common stock on the Nasdaq stock market on the date of grant. The options vest 25% on the first anniversary of the date of grant and then 1/12th (8.33%) quarterly over the three year period after the first anniversary. If a change of control occurs and the director does not continue to serve as a director of the surviving corporation or its parent entity, then the portion of his options that would have vested in that vesting year (25%) will vest immediately upon the change of control.

Upon the effectiveness of the revised compensation arrangements, each non-management director will be entitled to receive a grant of options to purchase 10,000 shares due to the increase in the initial stock option grant component of the compensation package and options to purchase 10,000 shares pursuant to the annual stock option grant component.

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Item 9.01(c).  Exhibits

99.1 Letter dated February 9, 2005 from EasyLink Services Corporation to Peter Holzer.
99.2 Letter dated February 9, 2005 from EasyLink Services Corporation to Eric Zahler.
99.3 Form of Stock Option Agreement applicable to the options granted to Peter Holzer and Eric Zahler.
99.4 Form of Indemnification Agreement for directors and officers entered into with Peter Holzer and Eric Zahler.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2005

                          EASYLINK SERVICES CORPORATION


                          By: s/Thomas Murawski
                              -----------------
                          Thomas Murawski, President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.             Description

99.1 Letter dated February 9, 2005 from EasyLink Services Corporation to Peter Holzer.

99.2 Letter dated February 9, 2005 from EasyLink Services Corporation to Eric Zahler.

99.3 Form of Stock Option Agreement applicable to the options granted to Peter Holzer and Eric Zahler (incorporated by reference to Exhibit 99.2 of the Company's Form 8-K filed January 20, 2005).

99.4 Form of Indemnification Agreement for directors and officers entered into with Peter Holzer and Eric Zahler (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q filed May 15,
                        2003).

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